                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 13, 2001


I.    RECONCILIATION OF COLLECTION ACCOUNT:
       End of Period Collection Account Balance as of Prior Payment Date:                                                588,263.89
       Available Funds:
         Contract Payments due and received in this period                                                             4,651,718.29
         Contract Payments due in prior period(s) and received in this period                                            373,023.35
         Contract Payments received in this period for next period                                                       203,114.46
         Sales, Use and Property Tax, Maintenance, Late Charges                                                          117,219.02
         Prepayment Amounts related to early termination in this period                                                  174,148.64
         Servicer Advance                                                                                                373,550.99
         Proceeds received from recoveries on previously Defaulted Contracts                                                   0.00
         Transfer from Reserve Account                                                                                     8,664.03
         Interest earned on Collection Account                                                                            16,025.96
         Interest earned on Affiliated Account                                                                             1,174.89
         Proceeds from repurchase of Contracts per Contribution and
             Servicing Agreement Section 5.03                                                                                  0.00
         Amounts paid per Contribution and Servicing Agreement Section 7.01
             (Substituted contract < Predecessor contract)                                                                     0.00
         Amounts paid under insurance policies                                                                                 0.00
         Any other amounts                                                                                                     0.00

                                                                                                                     ---------------
       Total Available Funds                                                                                           6,506,903.52
       Less: Amounts to be Retained in Collection Account                                                                647,604.13
                                                                                                                     ---------------
       AMOUNT TO BE DISTRIBUTED                                                                                        5,859,299.39
                                                                                                                     ===============


       DISTRIBUTION OF FUNDS:
         1.  To Trustee -  Fees                                                                                                0.00
         2.  To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                                  373,023.35
         3.  To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)

                   a) Class A1 Principal and Interest                                                                          0.00
                   a) Class A2 Principal (distributed after A1 Note matures) and Interest                                      0.00
                   a) Class A3 Principal (distributed after A2 Note matures) and Interest                              4,017,413.99
                   a) Class A4 Principal (distributed after A3 Note matures) and Interest                                595,956.85
                   b) Class B Principal and Interest                                                                      79,089.92
                   c) Class C Principal and Interest                                                                     158,939.30
                   d) Class D Principal and Interest                                                                     108,144.99
                   e) Class E Principal and Interest                                                                     144,394.61

         4.  To Reserve Account for Requirement per Indenture Agreement Section 3.08                                           0.00
         5.  To Issuer - Residual  Principal and Interest and Reserve Account Distribution
                   a) Residual Interest (Provided no Restricting or Amortization Event in effect)                         48,327.16
                   b) Residual Principal (Provided no Restricting or Amortization Event in effect)                       127,127.28
                   c) Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)               8,664.03
         6.  To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts                  134,419.87
         7.  To Servicer, Servicing Fee and other Servicing Compensations                                                 63,798.04
                                                                                                                     ---------------
       TOTAL FUNDS DISTRIBUTED                                                                                         5,859,299.39
                                                                                                                     ===============

                                                                                                                     ---------------
       End of Period Collection Account Balance {Includes Payments in
          Advance & Restricting Event Funds (if any)}                                                                    647,604.13
                                                                                                                     ===============

II.   RESERVE ACCOUNT

Beginning Balance                                                                                                     $2,702,437.25
            - Add Investment Earnings                                                                                      8,664.03
            - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                   0.00
            - Less Distribution to Certificate Account                                                                     8,664.03
                                                                                                                     ---------------
End of period balance                                                                                                 $2,702,437.25
                                                                                                                     ===============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                            $2,702,437.25
                                                                                                                     ===============

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 13, 2001

III.   CLASS A NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class A Notes
                          Pool A                                                             119,776,396.17
                          Pool B                                                              29,935,856.79
                                                                                          ------------------
                                                                                                                     149,712,252.96
Class A Overdue Interest, if any                                                                       0.00
Class A Monthly Interest - Pool A                                                                707,482.00
Class A Monthly Interest - Pool B                                                                176,821.81

Class A Overdue Principal, if any                                                                      0.00
Class A Monthly Principal - Pool A                                                             2,848,913.32
Class A Monthly Principal - Pool B                                                               880,153.71
                                                                                          ------------------
                                                                                                                       3,729,067.03
Ending Principal Balance of the Class A Notes
                          Pool A                                                             116,927,482.85
                          Pool B                                                              29,055,703.08
                                                                                          ------------------
                                                                                                                   -----------------
                                                                                                                     145,983,185.93
                                                                                                                   =================

--------------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000       Ending Principal
Original Face $237,814,000    Original Face $237,814,000      Balance Factor
      $ 3.718468                      $ 15.680603                 61.385447%
--------------------------------------------------------------------------------


IV.   CLASS A NOTE PRINCIPAL BALANCE


Beginning Principal Balance of the Class A Notes
                          Class A1                                                                     0.00
                          Class A2                                                                     0.00
                          Class A3                                                            50,661,252.96
                          Class A4                                                            99,051,000.00

                                                                                          ------------------

Class A Monthly Interest                                                                                             149,712,252.96
                          Class A1 (Actual Number Days/360)                                            0.00
                          Class A2                                                                     0.00
                          Class A3                                                               288,346.96
                          Class A4                                                               595,956.85

                                                                                          ------------------

Class A Monthly Principal
                          Class A1                                                                     0.00
                          Class A2                                                                     0.00
                          Class A3                                                             3,729,067.03
                          Class A4                                                                     0.00

                                                                                          ------------------
                                                                                                                       3,729,067.03
Ending Principal Balance of the Class A Notes
                          Class A1                                                                     0.00
                          Class A2                                                                     0.00
                          Class A3                                                            46,932,185.93
                          Class A4                                                            99,051,000.00

                                                                                          ------------------
                                                                                                                   -----------------
                                                                                                                     145,983,185.93
                                                                                                                   =================

Class A3
--------------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000       Ending Principal
Original Face $65,098,000     Original Face $65,098,000       Balance Factor
     $ 4.429429                     $ 57.283896                  72.094666%
--------------------------------------------------------------------------------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 13, 2001


V.   CLASS B NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class B Notes
                                         Pool A                                             2,041,918.25
                                         Pool B                                               510,347.43
                                                                                          ---------------
                                                                                                                    2,552,265.68

           Class B Overdue Interest, if any                                                         0.00
           Class B Monthly Interest - Pool A                                                   12,421.67
           Class B Monthly Interest - Pool B                                                    3,104.61
           Class B Overdue Principal, if any                                                        0.00
           Class B Monthly Principal - Pool A                                                  48,561.02
           Class B Monthly Principal - Pool B                                                  15,002.62
                                                                                          ---------------
                                                                                                                       63,563.64
           Ending Principal Balance of the Class B Notes
                                         Pool A                                             1,993,357.23
                                         Pool B                                               495,344.81
                                                                                          ---------------
                                                                                                                -----------------
                                                                                                                    2,488,702.04
                                                                                                                =================

--------------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000      Ending Principal
Original Face $4,054,000      Original Face $4,054,000       Balance Factor
       $ 3.829867                    $ 15.679240               61.388802%
--------------------------------------------------------------------------------


VI.   CLASS C NOTE PRINCIPAL BALANCE
           Beginning Principal Balance of the Class C Notes
                                         Pool A                                             4,083,055.47
                                         Pool B                                             1,020,475.87
                                                                                          ---------------
                                                                                                                    5,103,531.34

           Class C Overdue Interest, if any                                                         0.00
           Class C Monthly Interest - Pool A                                                   25,451.05
           Class C Monthly Interest - Pool B                                                    6,360.97
           Class C Overdue Principal, if any                                                        0.00
           Class C Monthly Principal - Pool A                                                  97,122.04
           Class C Monthly Principal - Pool B                                                  30,005.24
                                                                                          ---------------
                                                                                                                      127,127.28
           Ending Principal Balance of the Class C Notes
                                         Pool A                                             3,985,933.43
                                         Pool B                                               990,470.63
                                                                                          ---------------
                                                                                                                -----------------
                                                                                                                    4,976,404.06
                                                                                                                =================

--------------------------------------------------------------------------------
Interest Paid Per $1,000    Principal Paid Per $1,000      Ending Principal
Original Face $8,107,000    Original Face $8,107,000       Balance Factor
        $ 3.924019                 $ 15.681174               61.384039%
--------------------------------------------------------------------------------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 13, 2001


VII.   CLASS D NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class D Notes
                                         Pool A                                              2,722,297.30
                                         Pool B                                                680,390.26
                                                                                          ----------------
                                                                                                                    3,402,687.56

           Class D Overdue Interest, if any                                                          0.00
           Class D Monthly Interest - Pool A                                                    18,715.79
           Class D Monthly Interest - Pool B                                                     4,677.68
           Class D Overdue Principal, if any                                                         0.00
           Class D Monthly Principal - Pool A                                                   64,748.03
           Class D Monthly Principal - Pool B                                                   20,003.49
                                                                                          ----------------
                                                                                                                       84,751.52
           Ending Principal Balance of the Class D Notes
                                         Pool A                                              2,657,549.27
                                         Pool B                                                660,386.77
                                                                                          ----------------
                                                                                                                 ----------------
                                                                                                                    3,317,936.04
                                                                                                                 ================

--------------------------------------------------------------------------------
Interest Paid Per $1,000    Principal Paid Per $1,000       Ending Principal
Original Face $5,405,000    Original Face $5,405,000        Balance Factor
       $ 4.328117                  $ 15.680207                  61.386421%
--------------------------------------------------------------------------------


VIII.   CLASS E NOTE PRINCIPAL BALANCE
           Beginning Principal Balance of the Class E Notes
                                         Pool A                                              3,402,676.43
                                         Pool B                                                850,433.05
                                                                                          ----------------
                                                                                                                    4,253,109.48

           Class E Overdue Interest, if any                                                          0.00
           Class E Monthly Interest - Pool A                                                    30,765.87
           Class E Monthly Interest - Pool B                                                     7,689.33
           Class E Overdue Principal, if any                                                         0.00
           Class E Monthly Principal - Pool A                                                   80,935.04
           Class E Monthly Principal - Pool B                                                   25,004.37
                                                                                          ----------------
                                                                                                                      105,939.41
           Ending Principal Balance of the Class E Notes
                                         Pool A                                              3,321,741.39
                                         Pool B                                                825,428.68
                                                                                          ----------------
                                                                                                                 ----------------
                                                                                                                    4,147,170.07
                                                                                                                 ================

--------------------------------------------------------------------------------
Interest Paid Per $1,000     Principal Paid Per $1,000      Ending Principal
Original Face $6,756,000     Original Face $6,756,000       Balance Factor
        $ 5.692007                  $ 15.680789                61.384992%
--------------------------------------------------------------------------------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 13, 2001


IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

           Beginning Residual Principal Balance
                                         Pool A                                            4,083,621.47
                                         Pool B                                            1,020,634.57
                                                                                          --------------
                                                                                                                      5,104,256.04

           Residual Interest - Pool A                                                         38,788.48
           Residual Interest - Pool B                                                          9,538.68
           Residual Principal - Pool A                                                        97,122.04
           Residual Principal - Pool B                                                        30,005.24
                                                                                          --------------
                                                                                                                        127,127.28
           Ending Residual Principal Balance
                                         Pool A                                            3,986,499.43
                                         Pool B                                              990,629.33
                                                                                          --------------
                                                                                                                 ------------------
                                                                                                                      4,977,128.76
                                                                                                                 ==================


X.   PAYMENT TO SERVICER

            - Collection period Servicer Fee                                                                             63,798.04
            - Servicer Advances reimbursement                                                                           373,023.35
            - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                           134,419.87
                                                                                                                 ------------------
           Total amounts due to Servicer                                                                                571,241.26
                                                                                                                 ==================

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 13, 2001


XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
         beginning of the related Collection Period                                                                  136,109,965.09

      Aggregate Discounted Contract Balance of Additional Contracts acquired during
         Collection Period                                                                                                     0.00

      Decline in Aggregate Discounted Contract Balance                                                                 3,237,401.50
                                                                                                                    ----------------
      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
         ending of the related Collection Period                                                                     132,872,563.59
                                                                                                                    ================

      Components of Decline in Aggregate Discounted Contract Balance:
          - Principal portion of Contract Payments  and Servicer Advances                            3,064,376.67

          - Principal portion of Prepayment Amounts                                                    173,024.83

          - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02                0.00

          - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                 Contracts during the Collection Period                                                      0.00

          - Aggregate Discounted Contract Balance of Substitute Contracts added during
                 Collection Period                                                                           0.00

          - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                 during Collection Period                                                                    0.00

                                                                                                    --------------
                                          Total Decline in Aggregate Discounted Contract Balance     3,237,401.50
                                                                                                    ==============


POOL B
      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
         beginning of the related Collection Period                                                                   34,018,137.96

      Aggregate Discounted Contract Balance of Additional Contracts acquired during
         Collection Period                                                                                                     0.00

      Decline in Aggregate Discounted Contract Balance                                                                 1,000,174.67
                                                                                                                    ----------------
      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
         ending of the related Collection Period                                                                      33,017,963.29
                                                                                                                    ================

      Components of Decline in Aggregate Discounted Contract Balance:
          - Principal portion of Contract Payments  and Servicer Advances                            1,000,174.67

          - Principal portion of Prepayment Amounts                                                          0.00

          - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02                0.00

          - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                 Contracts during the Collection Period                                                      0.00

          - Aggregate Discounted Contract Balance of Substitute Contracts added during
                 Collection Period                                                                           0.00

          - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                 during Collection Period                                                                    0.00

                                                                                                    --------------
                                          Total Decline in Aggregate Discounted Contract Balance     1,000,174.67
                                                                                                    ==============

                                                                                                                    ----------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                    165,890,526.88
                                                                                                                    ================

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 13, 2001


XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

              POOL A                                                                                             Predecessor
                                                                                Discounted         Predecessor   Discounted
              Lease #               Lessee Name                                 Present Value      Lease #       Present Value
              ------------------------------------------------------------      --------------     -----------   ----------------
                                    NONE


                                                                                         -----                   ----------------
                                                                                Totals:  $0.00                             $0.00

              a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                     $0.00
              b) ADCB OF POOL A AT CLOSING DATE                                                                  $211,061,551.13
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                             0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                       $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                        $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                                    $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                             YES           NO     X
                                                                                                   -----------   --------

              POOL B                                                                                              Predecessor
                                                                                   Discounted       Predecessor   Discounted
              Lease #               Lessee Name                                    Present Value    Lease #       Present Value
              ------------------------------------------------------------         --------------   -----------   ----------------
                                    NONE









                                                                                            -----                 ----------------
                                                                                   Totals:  $0.00                           $0.00


              a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                      $0.00
              b) ADCB OF POOL B AT CLOSING DATE                                                                   $ 59,182,173.57
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS
                 RATING AGENCY APPROVES)                                                                                     0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER
  HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                        $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                         $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                                     $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                              YES           NO     X
                                                                                                    -----------   --------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 13, 2001


XIV.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING
       (POOL A) & GENERAL RIGHTS (POOL B)

              POOL A - NON-PERFORMING                                                                               Predecessor
                                                                                Discounted             Predecessor  Discounted
              Lease #         Lessee Name                                       Present Value          Lease #      Present Value
              ---------------------------------------------------------------   ---------------------  -----------  ----------------
              2841-001        Medical Imaging Co. Inc.                                   1,121,500.51  2207-001     $    551,274.29
              2004383-1       Robert Wood Johnson University                               512,828.61  2207-002     $  1,160,782.50
              2005209-2       Memorial Regional Medical Center                             252,655.70  2207-003     $    181,136.33
                              Cash                                                           6,208.31
              2875-007        MRI of River North, Inc. et al.                            1,629,015.55  2337-001     $  1,215,773.70






                                                                                        -------------               ----------------
                                                                                Totals: $3,522,208.68               $  3,108,966.82

              a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                       $  3,108,966.82
              b) ADCB OF POOL A AT CLOSING DATE                                                                     $211,061,551.13
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                1.47%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                           $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                            $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                                        $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                                 YES                NO     X
                                                                                                       ----------         --------

              POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                       Predecessor
                                                                                     Discounted     Predecessor   Discounted
              Lease #         Lessee Name                                            Present Value  Lease #       Present Value
              ---------------------------------------------------------------------  -------------  ---------     ---------------
                              None









                                                                                             -----                ---------------
                                                                                     Totals: $0.00                          $0.00

              a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                  $0.00
              b) ADCB OF POOL B AT CLOSING DATE                                                                    $59,182,173.57
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                              0.00%

            * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS),
              THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS
              BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                       $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                        $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
    per Contribution & Servicing Agreement Section 7.02                                                $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                                 YES           NO     X
                                                                                                    -----------      --------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 13, 2001


XV.    POOL PERFORMANCE MEASUREMENTS


1.     AGGREGATE DISCOUNTED CONTRACT BALANCE

              CONTRACTS DELINQUENT > 90 DAYS                                         TOTAL OUTSTANDING CONTRACTS
              This Month                                            2,642,960.28     This Month                     165,890,526.88
              1 Month Prior                                         2,310,479.59     1 Month Prior                  170,128,103.05
              2 Months Prior                                        1,804,349.59     2 Months Prior                 175,395,045.22

              Total                                                 6,757,789.46     Total                          511,413,675.15

              a) 3 MONTH AVERAGE                                    2,252,596.49     b) 3 MONTH AVERAGE             170,471,225.05

              c) a/b                                                       1.32%


2.            Does a Delinquency Condition Exist (1c > 6% )?
                                                                                                             Yes           No   X
                                                                                                                 --------     ------

3.            Restricting Event Check

              A. A Delinquency Condition exists for current period?                                          Yes           No   X
                                                                                                                 --------     ------
              B. An Indenture Event of Default has occurred and is then continuing?                          Yes           No   X
                                                                                                                 --------     ------

4.            Has a Servicer Event of Default occurred?                                                      Yes           No   X
                                                                                                                 --------     ------


5.            Amortization Event Check

              A. Is 1c  > 8% ?                                                                               Yes           No   X
                                                                                                                 --------     ------
              B. Bankruptcy, insolvency, reorganization; default/violation of any covenant or obligation
                   not remedied within 90 days?                                                              Yes           No   X
                                                                                                                 --------     ------
              C. As of any Determination date, the sum of all defaulted contracts since the Closing date
                   exceeds 6% of the ADCB on the Closing Date?                                               Yes           No   X
                                                                                                                 --------     ------


6.            Aggregate Discounted Contract Balance at Closing Date
                                                         Balance $270,243,724.70
                                                                 ---------------

              DELINQUENT LEASE SUMMARY

                Days Past Due        Current Pool Balance         # Leases
                      31 - 60                5,748,268.63               37
                      61 - 90                  848,771.76               10
                     91 - 180                2,642,960.28               22



              Approved By:
              Matthew E. Goldenberg
              Assistant Treasurer